UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025
____________________
Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Seaport Court, Suite 102
Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On November 6, 2025, Exicure, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (1) to elect the two nominees for Class II directors to hold office until the Company’s 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”), (2) to ratify the selection by the Audit Committee of the Board of Directors of the Company (the “Board”) of CBIZ CPAs P.C., as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (“Proposal 2”), and (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Proposal 3”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors.
The Company’s stockholders elected the two persons listed below as Class II directors, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld
Sangjin Yeo	3,481,839	1,039
Aejin Hwang	3,481,839	1,039
There were 293,024 broker non-votes with respect to Proposal 1.ere were no abstentions with respect to Proposal 1.
Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of CBIZ CPAs P.C. as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending December 31, 2025.
The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
3,750,205	12,485	13,212

There were no broker non-votes with respect to Proposal 2.
Proposal 3 - Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.
The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
3,478,408	3,931	539

There were 293,024 broker non-votes with respect to Proposal 3.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025	EXICURE, INC.
(registrant)

	By:	/s/ Andy Yoo
Andy Yoo
Chief Executive Officer